DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus California Tax Exempt Money Market Fund for its fiscal year ended March 31, 1997. Your Fund produced a yield of 2.77% and, after taking into account the effect of compounding, the effective yield was 2.80%.*
THE ECONOMY
    The economy continued to gain momentum during the past several months, with virtually every new economic report containing fresh evidence of robust growth. Overall, the Commerce Department pegged real economic growth at 3.8 percent for the October through December period. Housing showed particular strength, as home resales jumped a full 9 percent during February and sales of new homes surpassed an 800,000 annual rate for two consecutive months _ January and February _ for the first time in more than a decade. Sales of manufactured goods also quickened, as new orders for factory durables and consumer confidence improved. Meanwhile, the number of people receiving jobless benefits plunged in March.
    Against this steady economic advance, rates rose on two fronts. The Federal Reserve Board took action at its March 25 meeting, raising the Federal Funds rate by 25 basis points. Many analysts and financial market participants interpreted this preemptive strike against inflation as just the first, anticipating another interest-rate increase at the Fed's May meeting. However, despite lower unemployment and increased help wanted advertising, higher inflation is not yet evident. Still, advance indicators of inflation are rising and market participants and Fed policymakers remain alert for any sign that inflation is trending upward. Meanwhile, short-term rates continued to move up gradually in the money markets over the period. The market widely anticipated the Fed's move in March, and has already begun adjusting prices in anticipation of the next rate increase.
    California's economy continues its solid improvement following long years of recession. The State's unemployment rate has fallen further and, at 6.5%, has been gradually approaching the national level; the UCLA-Anderson Business Forecasting Project now predicts that in 1999 it will drop to 5.5%. Consumer optimism has risen; a recent Field Poll finds that Californians increasingly believe the State is enjoying good times, and nearly half of those surveyed believe themselves better off financially than a year ago.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
     The economic picture is an important component of our portfolio strategy. Market expectations can also affect the short-term municipal market, however, as was the case in this most recent period. For example, the anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. Various other influences which affect the municipal market (most specifically supply and demand) can lead us to adjust our strategy, and that could result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. In this way, one might have expected that your Fund's average maturity, during this most recent period, would be relatively short in expectation of higher rates. However, our strategy was to attempt to extend out in the 50-60 day range_due to the expectation of limited availability of high quality municipal note issues in early 1997. Unfortunately, a full execution of this strategy was hampered, once again, by lack of supply of attractive high quality California issues. We did utilize the commercial paper market to extend out to a lesser degree, which provided your Fund with additional diversification.
    In the coming months, we expect additional technical market situations to occur, such as increased redemptions in April due to income tax payments and the maturing of significant note issues in June, and clearly we would adjust the
Fund's composition to respond to such situations. We will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will continue to monitor those conditions which affect our marketplace and adjust our investment strategy where necessary to pursue competitive returns.
    Included in this report are detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                          Very truly yours,

                      [Richard J. Moynihan signature logo]

                          Richard J. Moynihan
                          Director, Municipal Portfolio Management
                          The Dreyfus Corporation
April 21, 1997
New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                   MARCH 31, 1997
                                                                                                     Principal
Tax Exempt Investments_100.0%                                                                        Amount          Value
                                                                                                     _______        _______
California_92.3%
Alameda County, TRAN 4.50%, 6/30/97.........................................                     $    4,000,000  $  4,005,217
Burbank Redevelopment Agency, Multi-Family Revenue, VRDN (Issue A)
  3.10%, Series A (LOC; Coast Savings and Loan Association) (a,b)...........                         10,400,000    10,400,000
State of California:
  Housing Finance Agency, Mortgage Revenue 4%, Series J, 7/24/97 (Insured; FGIC)                      8,000,000     8,000,000
  RAN 4.50%, Series A, 6/30/97..............................................                          5,000,000     5,011,468
  VRDN 3.40%, Series C-5 (LOC: Bank of America, Bank of Nova Scotia,
Commerzbank
    and National Westminster Bank) (a,b)....................................                          3,200,000     3,200,000
California Health Facilities Financing Authority, Revenue, VRDN:
  (Catholic Health Care)
    3.20%, Series C (Insured; MBIA and Liquidity; Morgan Guaranty Trust Co.) (a)                      5,500,000     5,500,000
  (Pooled Loan Program) 3.30%, Series A (LOC; Rabobank Nederland) (a,b).....                          5,600,000     5,600,000
California Housing Finance Agency, Single-Family Mortgage Purchase Revenue
  3.70%, 4/1/98 (LOC; Morgan Stanley and Co.) (b)...........................                          5,500,000     5,500,000
California Pollution Control Financing Authority:
  PCR, Refunding:
    CP (Pacific Gas and Electric)
      3.15%, Series A, 5/13/97 (LOC; Morgan Guaranty Trust Co.) (b).........                          5,000,000     5,000,000
    VRDN:
      (Pacific Gas and Electric) 3.55%, Series C (LOC; Bank of America) (a,b)                         1,800,000     1,800,000
      (Wadham Energy) 3.45%, Series C (LOC; Banque Paribas) (a,b)...........                          1,500,000     1,500,000
  RRR, VRDN:
    (Delano Project) 3.70% (LOC; ABN-Amro Bank) (a,b).......................                          1,700,000     1,700,000
    (Honey Lake Power Project) 3.70% (LOC; Banque Nationale de Paribas) (a,b)                         3,600,000     3,600,000
    Refunding (Ultrapower-Rocklin) 3.70%, Series A (LOC; Bank of America) (a,b)                       4,000,000     4,000,000
California Public Capital Improvements Financing Authority, Revenue (Pooled
Project)
  3.55%, Series C, 6/16/97 (LOC; National Westminster Bank) (b).............                          3,000,000     3,000,000
California School Cash Reserve Program Authority, Revenue:
  4.75%, Series A, 7/2/97 (Insured; MBIA)...................................                          8,000,000     8,016,218
  (Pooled Bonds) 4.50%, Series B, 12/19/97 (Insured; MBIA)..................                          5,000,000     5,031,171
California Statewide Communities Development Authority, Revenue, COP, VRDN:
  (Northern California Retired Officers) 3.55% (LOC; Dresdner Bank) (a,b)...                          6,200,000     6,200,000
  (Sutter Health Obligation Group)
    3.55% (BPA; Industrial Bank of Japan and Insured; AMBAC) (a)............                          3,500,000     3,500,000
Garden Grove Housing Authority, MFHR, VRDN (Valley View-Senior Villas
Project)
  3.40%, Series A (LOC; Wells Fargo Bank) (a,b).............................                          1,200,000     1,200,000
Golden Empire Schools Financing Authority, Refunding, VRDN (Golden Empire
Project)
  3.35%, Series B (LOC: Canadian Imperial Bank of Commerce and
  National Westminster Bank) (a,b)..........................................                          5,400,000     5,400,000
Irvine Ranch Water District, COP, VRDN (Capital Improvement Project)
  3.45% (LOC; Toronto-Dominion Bank) (a,b)..................................                          7,000,000     7,000,000
Kern County, COP, VRDN (Kern Public Facilities Project)
  3.20%, Series B (LOC; Union Bank of Switzerland) (a,b)....................                          4,555,000     4,555,000

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   MARCH 31, 1997
                                                                                                      Principal
Tax Exempt Investments (continued)                                                                      Amount          Value
                                                                                                        _______       _______
California (continued)
Kings County Housing Authority, MFHR, Refunding, VRDN (Edgewater Isle Apartments)
  3.25%, Series A (LOC; First Interstate Bank of California) (a,b)..........                          3,250,000  $  3,250,000
City of Los Angeles:
  TRAN 4.50%, 6/19/97.......................................................                          4,000,000     4,004,332
  Multi-Family Revenue, VRDN (Loans To Lender Program)
    3.70%, Series A (LOC; Federal Home Loan Banks) (a,b)....................                          3,500,000     3,500,000
Metropolitan Water District of Southern California, CP
  3.15%, Series B, 5/16/97 (LOC; Westdeutsche Landesbank) (b)...............                          5,000,000     5,000,000
City of Ontario Redevelopment Agency, Revenue, VRDN (Mission Oaks)
  3.50%, Series A (LOC; Union Bank of Switzerland) (a,b)....................                          2,000,000     2,000,000
Orange County, Sanitation District Numbers 1-3, 5-7 and 11, VRDN
  3.20% (BPA; Barclays Bank and Insured; AMBAC) (a).........................                          8,000,000     8,000,000
Petaluma Community Development Commission, Multi-Family Revenue, VRDN
  (Oakmont of Petaluma) 3.70%, Series A (LOC; Banque Nationale de Paribas) (a)(b)                     2,750,000     2,750,000
Riverside County Housing Authority, MFHR, VRDN (Victoria Springs Apartments
Project)
  3.45% (LOC; Bank of America) (a,b)........................................                          6,300,000     6,300,000
Sacramento County, MFHR, VRDN 3.45%, Series C (LOC; Dai-Ichi Kangyo Bank) (a,b)                       8,000,000     8,000,000
Sacramento County Housing Authority, MFHR, VRDN (Stone Creek Apartments
Project)
  3.40%, Series L (LOC; First Interstate Bank of California) (a,b)..........                          2,400,000     2,400,000
San Diego County, TRAN 4.375%, 9/30/97 (LOC: Canadian Imperial Bank of
Commerce,
  Commerzbank and Nova Scotia Trust Co.) (b)................................                          5,000,000     5,017,510
San Diego Housing Authority, MFHR, VRDN (Nobel Court)
  3.25% (LOC; Citibank) (a,b)...............................................                          3,785,000     3,785,000
San Diego Regional Transportation Commission, Sales Tax Revenue
  (Second Seniors Sales Tax)
  4%, Series A, 4/1/97 (Insured; FGIC)......................................                          2,700,000     2,700,000
San Diego Water Authority, CP
  3.35%, Series 1, 5/20/97 (LOC; Bayerishe Landesbank) (b)..................                          4,000,000     4,000,000
City and County of San Francisco Redevelopment Agency, Multi-Family Revenue,
VRDN
  (Bayside Village Project)
  3.40%, Series D (LOC; Industrial Bank of Japan) (a,b).....................                          8,600,000     8,600,000
City of San Jose, MFHR, VRDN (Fox Chase) 3.20%, Series B (Insured; FGIC) (a)                          7,600,000     7,600,000
Santa Clara County Transit District, Refunding, VRDN
  3.60%, Series A (LOC; Sumitomo Bank) (a,b)................................                          4,000,000     4,000,000
Simi Valley, MFHR, Refunding, VRDN (Creekside Village)
  3.20%, Series A (LOC; Bank of America) (a,b)..............................                          4,675,000     4,675,000
South Coast Local Educational Agency, TRAN 4.75%, 6/30/97...................                          3,000,000     3,004,827
Southern California Public Power Authority, Transmission Project Revenue,
Refunding
  VRDN (Southern Transmission) 3.20% (Insured; AMBAC and Liquidity; Swiss
Bank Corp.) (a).............................................................                          9,800,000     9,800,000
Vista, MFHR, Refunding, VRDN 3.35%, Series A (LOC; Swiss Bank Corp.) (a,b)..                          2,600,000     2,600,000

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   MARCH 31, 1997
                                                                                                       Principal
Tax Exempt Investments (continued)                                                                      Amount          Value
                                                                                                        _______       _______
U.S. Related_7.7%
Commonwealth of Puerto Rico:
  Government Development Bank, CP:
    3.25%, 5/21/97..........................................................                     $    4,600,000  $  4,600,000
    3.25%, 6/12/97..........................................................                          5,000,000     5,000,000
  TRAN 4%, Series A, 7/30/97................................................                          8,000,000     8,014,343
                                                                                                                      _______
TOTAL INVESTMENTS (cost $227,320,086).......................................                                     $227,320,086
                                                                                                                      =======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
BPA           Bond Purchase Agreement                            PCR     Pollution Control Revenue
COP           Certificate of Participation                       RAN     Revenue Anticipation Notes
CP            Commercial Paper                                   RRR     Resources Recovery Revenue
FGIC          Financial Guaranty Insurance Company               TRAN    Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       __________________         ____________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              96.5%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         3.5
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At March 31, 1997, 59.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and brokerage firms.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) At March 31, 1997, the Fund had $80,560,000 (35.6% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.







SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                 MARCH 31, 1997
                                                                                                      Cost               Value
                                                                                                     _______            _______
ASSETS:                          Investments in securities_See Statement of Investments            $227,320,086      $227,320,086
                                 Cash.......................................                                            3,099,817
                                 Interest receivable........................                                            1,754,328
                                 Prepaid expenses...........................                                               21,358
                                                                                                                          _______

                                                                                                                      232,195,589
                                                                                                                          _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             96,755
                                 Payable for investment securities purchased                                            5,500,000
                                 Accrued expenses...........................                                               51,065
                                                                                                                          _______

                                                                                                                        5,647,820
                                                                                                                          _______
NET ASSETS..................................................................                                         $226,547,769
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                         $226,727,505
                                 Accumulated net realized gain (loss) on investments                                     (179,736)
                                                                                                                          _______
NET ASSETS..................................................................                                         $226,547,769
                                                                                                                          =======
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.01 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                         226,727,505
NET ASSET VALUE, offering and redemption price per share....................                                                $1.00
                                                                                                                              ===
STATEMENT OF OPERATIONS                                                                       YEAR ENDED MARCH 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $    7,806,176
EXPENSES:                        Management fee_Note 2(a)...................                 $    1,139,823
                                 Shareholder servicing costs_Note 2(b)......                         246,592
                                 Trustees' fees and expenses_Note 2(c)......                         32,350
                                 Professional fees..........................                         25,670
                                 Custodian fees.............................                         24,356
                                 Registration fees..........................                         11,519
                                 Prospectus and shareholders' reports.......                         6,883
                                 Miscellaneous..............................                         12,469
                                                                                                    _______
                                     Total Expenses.........................                                             1,499,662
                                                                                                                           _______

INVESTMENT INCOME_NET.......................................................                                             6,306,514
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                                (4,114)
                                                                                                                           _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $   6,302,400
                                                                                                                           =======


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended                   Year Ended
                                                                                   March 31, 1997                March 31, 1996
                                                                                 _________________              ________________
OPERATIONS:
  Investment income_net.................................................           $     6,306,514               $     8,097,042
  Net realized gain (loss) on investments...............................                    (4,114)                       (9,381)
                                                                                          ________                       _______
    Net Increase (Decrease) in Net Assets Resulting from Operations.....                 6,302,400                     8,087,661
                                                                                          ________                       _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net.................................................                (6,306,514)                   (8,097,042)
                                                                                          ________                       _______
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.........................................               428,205,882                   503,720,818
  Dividends reinvested..................................................                 3,924,208                     4,960,945
  Cost of shares redeemed...............................................              (458,563,020)                 (537,451,138)
                                                                                          ________                       _______
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (26,432,930)                  (28,769,375)
                                                                                          ________                       _______
      Total Increase (Decrease) in Net Assets...........................               (26,437,044)                  (28,778,756)
NET ASSETS:
  Beginning of Period...................................................               252,984,813                   281,763,569
                                                                                          ________                       _______
  End of Period.........................................................             $ 226,547,769                 $ 252,984,813
                                                                                          ========                       =======


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended March 31,
                                                               ______________________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of period.........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ____        ____        ____        ____        ____
    Investment Operations:
    Investment income_net........................                .028        .030        .026        .019        .024
                                                                 ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income_net.........               (.028)      (.030)      (.026)      (.019)      (.024)
                                                                 ____        ____        ____        ____        ____
    Net asset value, end of period...............             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                2.80%       3.07%       2.60%       1.94%       2.38%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .66%        .64%        .64%        .65%        .65%
    Ratio of net investment income
      to average net assets......................                2.77%       3.03%       2.56%       1.92%       2.34%
    Net Assets, end of period (000's Omitted)....            $226,548    $252,985    $281,764    $319,627    $316,344





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus California Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $179,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $44,000 of the carryover expires in fiscal 1998, $7,000 expires in fiscal 1999, $65,000 expires in fiscal 2000, $21,000 expires in fiscal 2002, $27,000 expires in fiscal 2003, $10,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $155,629 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $63,511 during the period ended March 31, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of March 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Money Market Fund at March 31, 1997 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]
New York, New York
April 24, 1997








IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS CALIFORNIA TAX EXEMPT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            357AR973
[Dreyfus logo]
Registration Mark
California
Tax Exempt
Money Market Fund
Annual Report
March 31, 1997